                                                                 EXHIBIT 10.8(a)

================================================================================

                      FIRST AMENDMENT TO CREDIT AGREEMENT,

                            dated as of May 5, 2005,

                                      among

                           W-H ENERGY SERVICES, INC.,
                                as the Borrower,

                         VARIOUS FINANCIAL INSTITUTIONS,
                                 as the Lenders,

                                       and

                     WELLS FARGO BANK, National Association,
                   as the Administrative Agent for the Lenders

              -----------------------------------------------------

                 CO-LEAD ARRANGER AND SOLE BOOK RUNNING MANAGER:

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                                CO-LEAD ARRANGER:

                           J.P. MORGAN SECURITIES INC.

                              CO-SYNDICATION AGENT:

                            JPMORGAN CHASE BANK, N.A.

                              CO-SYNDICATION AGENT:

                                  COMERICA BANK

                             CO-DOCUMENTATION AGENT;

                             THE BANK OF NOVA SCOTIA

                             CO-DOCUMENTATION AGENT:

                               WACHOVIA BANK, N.A.

                                 MANAGING AGENT:

                              CITIBANK TEXAS, N.A.

================================================================================

                       FIRST AMENDMENT TO CREDIT AGREEMENT

                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of May 5, 2005, is entered into among W-H ENERGY SERVICES, INC., a Texas corporation (the "Borrower"), each Subsidiary Guarantor, the lenders listed on the signature pages hereof as Lenders (the "Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender and Issuer.

                                   BACKGROUND

         A. The Borrower, the Lenders (other than the New Lenders defined below), Credit Suisse First Boston, the Documentation Agent, the Syndication Agent, and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 30, 2004 (the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

         B. The Borrower has requested (a) certain amendments to the Credit Agreement and (b) to add Scotiabanc Inc. ("Scotia"), Wachovia Bank, National Association ("Wachovia") and Bank of Scotland ("Scotland") (collectively, "New Lenders") as lenders under the Credit Agreement.

         C. The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent covenant and agree as follows:

         1.       AMENDMENTS.

         (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in alphabetical order to read as follows:

                  "Agreement Currency" has the meaning specified in Section
         10.21.

                  "Alternative Currency" means each of Euro, Pounds Sterling and each other currency (other than Dollars) that is approved in accordance with Section 1.6.

                  "Alternative Currency Equivalent" means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.

                  "Applicable Time" means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

                  "Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of each of the Issuer and the Lenders, as collateral for the Letter of Credit Outstandings, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term shall have corresponding meaning. The Borrower hereby grants the Administrative Agent, for the benefit of the Issuer and the Lenders, a Lien on all such cash and deposit account balances and all proceeds thereof. Cash collateral shall be maintained in blocked, non-interest bearing deposit accounts at Wells Fargo.

                  "Dollar Equivalent" means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.

                  "EMU" means the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998.

                  "EMU Legislation" means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

                  "Euro" and "EUR" mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

                  "First Amendment" means that certain First Amendment to Credit Agreement, dated as of May 5, 2005, among the Borrower, the Lenders party thereto, and the Administrative Agent, acknowledged by each Subsidiary Guarantor.

                  "First Amendment Effective Date" means the date on which all of the conditions to effectiveness set forth in Section 3 of the First Amendment are satisfied.

                  "Interest Coverage Ratio" means, at the end of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of (a) EBITDA for such period (on a Pro Forma Basis to the extent of any acquisitions or dispositions during such period as if each such acquisition or disposition was made on the first day of such period) to
         (b) Interest Expense for such period.

                  "Judgment Currency" has the meaning specified in Section
         10.21.

                  "Pounds Sterling" means the lawful currency of the United Kingdom.

                  "Revaluation Date" means with respect to any Letter of Credit, each of the following: (a) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (b) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (c) each date of any payment by the Issuer under any Letter of Credit denominated in an Alternative Currency, (d) each Weekly Date, and (e) such additional dates as the Administrative Agent or the Issuer shall determine or the Required Lenders shall require.

                  "Same Day Funds" means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency.

                  "Spot Rate" for an Alternative Currency means the rate determined by the Administrative Agent or the Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such Alternative Currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such Alternative Currency; and provided further that the Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.

                  "Weekly Date" means the first Business Day of each week.

         (b) The definition of "Administrative Agent Fee Letter" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Administrative Agent Fee Letter" means the confidential fee letter, dated as of March 29, 2005, between Wells Fargo and the Borrower.

         (c) The definition of "Applicable Commitment Fee" set forth in Section
1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Applicable Commitment Fee" means in respect of the Revolving Loan Commitment (a) at all times from the First Amendment Effective Date through (but excluding) the date upon which the Compliance Certificate for the Fiscal Quarter ending March 31, 2005 is delivered or required to be delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1, a fee which shall accrue at a rate of 0.300% per annum, and (b) for each day thereafter, a fee which shall accrue at a rate per annum determined by reference to the Leverage Ratio for the Fiscal Quarter last ended and for which financial statements are available and the applicable percentage per annum set forth below under the column entitled "Applicable Commitment Fee":

                                                                      Applicable
                Leverage Ratio                                      Commitment Fee
                --------------                                      --------------
                greater than or equal 2.75:1                            0.375%
                greater than or equal to 1.75:1 but less                0.300%
                than 2.75:1
                less than 1.75:1                                        0.250%


         The Leverage Ratio used to compute the Applicable Commitment Fee shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1. Changes in the Applicable Commitment Fee resulting from a change in the Leverage Ratio shall become effective as of the date of receipt by the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1; provided, however, that if the Borrower fails to deliver a Compliance Certificate within the number of days required pursuant to clause (c) of Section 7.1.1, the Applicable Commitment Fee for the period from and including the first day after the date on which such Compliance Certificate as required to be delivered to, but not including the date of the delivery thereof shall conclusively be equal to 0.375%.

         (d) The definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Applicable Margin" means at all times during the applicable periods set forth below, with respect to the unpaid principal amount of each Revolving Loan and each Swing Line Loan (which Swing Line Loan shall be borrowed and maintained only as a Base Rate Loan) maintained as (i) a Base Rate Loan, (x) from the First Amendment Effective Date through (but excluding) the date upon which the Compliance Certificate for the Fiscal Quarter ending March 31, 2005 is delivered or required to be delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1, 0.50% per annum, and (y) thereafter, by reference to the Leverage Ratio for each Fiscal Quarter as set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1, effective as of the date of receipt of such Compliance Certificate by the Administrative Agent, the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Revolving Loans maintained as Base Rate Loans and Swing Line Loans", and (ii) a LIBO Rate Loan, (x) from the First Amendment Effective Date through (but excluding) the date upon which the Compliance Certificate for the Fiscal Quarter ending March 31, 2005 is delivered or required to be delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1, 1.50% per annum, and (y) thereafter, by reference to the Leverage Ratio for each Fiscal Quarter as set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1, effective as of the date of receipt of such Compliance Certificate by the Administrative Agent, the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Revolving Loans maintained as LIBO Rate Loans":

                                                                   Applicable Margin For Revolving Loans
                                                                    and Swing Line Loans Maintained as:
                                                                   -------------------------------------
         Leverage Ratio                                            Base Rate Loans       LIBO Rate Loans
         --------------                                            ---------------       ---------------
         greater than or equal 2.75:1                                     1.00%                 2.00%
         greater than or equal 2.25:1 and less than 2.75:1                0.75%                 1.75%
         greater than or equal 1.75:1 and less than 2.25:1                0.50%                 1.50%
         greater than or equal 1.25:1 and less than 1.75:1                0.25%                 1.25%
         less than 1.25:1                                                 0.00%                 1.00%


         The Leverage Ratio used to compute the Applicable Margin for Revolving Loans and Swing Line Loans shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to clause (c) of Section 7.1.1. Notwithstanding the above, if the Borrower fails to deliver a Compliance Certificate within the number of days required pursuant to clause (c) of Section 7.1.1, the Applicable Margin for the period from and including the first day after the date on which such Compliance Certificate as required to be delivered to, but not including, the date of receipt thereof by the Administrative Agent shall conclusively be equal to the highest

         Applicable Margin set forth in the applicable table for Loans of the same Type and Tranche.

         (e) The definition of "Letter of Credit Commitment Amount" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Letter of Credit Commitment Amount" means, on any date, a maximum amount of $25,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         (f) The definition of "Loan Document" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Loan Document" means each of this Agreement, the Notes, the Letters of Credit, each Borrowing Request, each Issuance Request, the Administrative Agent Fee Letter, each Pledge Agreement, the Subsidiary Guaranty, each Security Agreement, each Patent Security Agreement, each Trademark Security Agreement, and each other agreement, document or instrument delivered in connection with this Agreement or any other Loan Document, whether or not specifically mentioned herein.

         (g) The definition of "Percentage" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Percentage" means, relative to any Lender with respect to any Loans, the applicable percentage relating thereto set forth opposite such Lender's name on Schedule II hereto; provided that, in each case, "Percentage" shall also include, relative to any Lender, the applicable percentage relating to Revolving Loans as set forth in the Lender Assignment Agreement pursuant to which such Lender became a Lender hereunder, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11.

         (h) The definition of "Revolving Loan Commitment Amount" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Revolving Loan Commitment Amount" means, on any date, $375,000,000 as such amount may be reduced from time to time pursuant to Section 2.2.

         (i) The definition of "Revolving Loan Commitment Termination Date" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

         "Revolving Loan Commitment Termination Date" means the earliest of

                           (a) May 5, 2010;

                           (b) the date on which the Revolving Loan Commitment
                  Amount is terminated in full or reduced to zero pursuant to
                  Section 2.2.1; and

                           (c) the date on which any Commitment Termination
                  Event occurs.

         (j) The definition of "Stated Maturity Date" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Stated Maturity Date" means May 5, 2010.

         (k) The definition of "Subsidiary Guarantor" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Subsidiary Guarantor" means, on the Agreement Effective Date, each U.S. Subsidiary of the Borrower (other than WSI), and thereafter, each U.S. Subsidiary of the Borrower that is required, pursuant to clause (a) of Section 7.1.7 or the First Amendment, to execute and deliver a supplement to the Subsidiary Guaranty.

         (l) The definition of "Subsidiary Pledge Agreement" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Subsidiary Pledge Agreement" means any Pledge Agreement executed and delivered by an Authorized Officer of each Subsidiary Guarantor or any U.S. Subsidiary which directly owns another Subsidiary pursuant to (a) clause (b) of Section 5.1.6, clause (b) of Section 7.1.7, substantially in the form of Exhibit K-2 hereto, or (b) the First Amendment, substantially in the form of Exhibit D thereto, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

         (m) The definition of "Subsidiary Security Agreement" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Subsidiary Security Agreement" means any Security Agreement executed and delivered by an Authorized Officer of each Subsidiary Guarantor pursuant to (a) Section 5.1.7 or clause (a) of Section 7.1.7, substantially in the form of Exhibit L-2 hereto, or (b) the First Amendment, substantially in the form of Exhibit C thereto, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

         (n) The definition of "Swing Line Commitment Amount" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows;

                  "Swing Line Loan Commitment Amount" means, on any date, $15,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         (o) Section 1.1 of the Credit Agreement is hereby amended by deleting the defined terms "Documentation Agent", "Mortgage" and "Syndication Agent" therefrom.

         (p) ARTICLE I of the Credit Agreement is hereby amended by adding the following new Sections 1.5, 1.6 and 1.7 thereto to read as follows:

                  Section 1.5. Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions in respect of Letters of Credit and Letter of Credit Outstandings denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrower hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Alternative Currency for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the Issuer, as applicable.

                  (b) Wherever in this Agreement in connection with the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the Issuer, as the case may be.

                  Section 1.6. Additional Alternative Currencies. (a) The Borrower may from time to time request that Letters of Credit be issued in a currency other than those specifically listed in the definition of "Alternative Currency;" provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars and such request is approved by the Administrative Agent and the Issuer.

                  (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 10 Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and the Issuer in their sole discretion). The Administrative Agent shall promptly notify the Issuer thereof. The Issuer shall notify the Administrative Agent, not later than 11:00 a.m., five Business Days after receipt of such request whether it consents, in its sole discretion, to the issuance of Letters of Credit in such requested currency.

                  (c) Any failure by the Issuer to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by the Issuer to permit Letters of Credit to be issued in such requested currency. If the Administrative Agent and the Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.6, the Administrative Agent shall promptly so notify the Borrower.

                  Section 1.7. Change of Currency. (a) Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency.

                  (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

                  (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

         (q) Section 2.1.2 of the Credit Agreement is hereby amended to read as follows:

                  Section 2.1.2. Letter of Credit Commitment. From time to time on any Business Day occurring prior to the Revolving Loan Commitment Termination Date, the Issuer will

                           (a) issue one or more standby letters of credit (each
                  referred to as a "Letter of Credit" and which shall include any Existing Letter of Credit) denominated in Dollars or in one or more Alternative Currencies for the account of the Borrower or any of its Subsidiaries in the Stated Amount requested by the Borrower on such day; or

                           (b) extend the Stated Expiry Date of an existing
                  Letter of Credit previously issued hereunder to a date that is not later than the earlier of (i) thirty-six months from the date of such extension and (ii) twelve months after the Stated Maturity Date.

         (r) Section 2.2 of the Credit Agreement is hereby amended to read as follows:

                  Section 2.2. Changes in Commitment Amount. The Borrower may reduce any Commitment Amount, as set forth below.

         (s) Section 2.2.2 of the Credit Agreement is hereby amended to read as follows:

         Section 2.2.2. [INTENTIONALLY OMITTED.]

         (t) Section 2.6 of the Credit Agreement is hereby amended to read as follows:

                  Section 2.6. Issuance Procedures. By delivering to the Administrative Agent an Issuance Request on or before 10:00 a.m., Denver time, on a Business Day, the Borrower may, from time to time irrevocably request, on not less than three (or five with respect to any Letter of Credit denominated in an Alternative Currency) nor more than ten Business Days' notice (or such other notice period as may be acceptable to the Issuer in its sole discretion), in the case of an initial issuance of a Letter of Credit, and not less than three (or five with respect to any Letter of Credit denominated in an Alternative Currency) nor more than ten Business Days' notice prior to the then existing Stated Expiry Date of a Letter of Credit (or such other notice period as may be acceptable to the Issuer in its sole discretion), in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit, that the Issuer issue, or extend the Stated Expiry Date of, as the case may be, an irrevocable Letter of Credit on behalf of the Borrower (whether issued for the Borrower's account or for the account of any Subsidiary), in such form as may be requested by the Borrower and approved by the Issuer, solely for the purposes described in Section 7.1.9. Notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, the Borrower hereby acknowledges and agrees that it shall be obligated to reimburse the Issuer upon each Disbursement of any Letter of Credit, and it shall be deemed to be an obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is the Borrower or a Subsidiary of the Borrower). Upon receipt of an Issuance Request, the Administrative Agent shall promptly notify the Issuer and each Lender thereof and the Issuer shall, subject to the terms and conditions hereof, including Article V, promptly (but in no event later than three Business Days after such notification) issue a Letter of Credit. Each Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than the earlier to occur of (i) thirty-six months from the date of its issuance and (ii) twelve months after the Stated Maturity Date; provided, however, if any Letter of Credit has a Stated Expiry Date after the Stated Maturity Date (whether at the initial issuance thereof or as a result of an extension of the Stated Expiry
         Date), the Borrower shall no later than sixty days prior to the Stated Maturity Date Cash Collateralize the then Letter of Credit Outstandings in respect of all Letters of Credit whose Stated Expiry Date is after the Stated Maturity Date in an amount equal to 105% of such aggregate amount of Letter of Credit Outstandings. Upon expiration of all Letters of Credit whose Stated Expiry Date is after the Stated Maturity Date and payment and performance of all Obligations in full, the Administrative Agent shall return all amounts on deposit with the Administrative Agent pursuant to this Section 2.6 which have not been applied to the satisfaction of the Obligations. Prior to the expiration of all Letters of Credit whose Stated Expiry Date is after the Stated Maturity Date and payment and performance of all Obligations in full and provided no Event of Default has occurred and is continuing, the Administrative Agent, upon request by the Borrower, shall promptly remit to the Borrower any Cash Collateral in excess of 105% of the aggregate amount of Letter of Credit Outstandings. The Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder. All Existing Letters of Credit shall have been deemed to have been issued pursuant hereto, and from and after the Agreement Effective Date shall be subject to and governed by the terms and conditions hereof.

         (u) Section 2.6.2 of the Credit Agreement is hereby amended to read as follows:

                  Section 2.6.2. Disbursements; Conversion to Revolving Loans. The Issuer will notify the Borrower and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by the Issuer, together with notice of the date (the "Disbursement Date") such payment shall be made (each such payment, a "Disbursement"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 10:00 a.m., Denver time, on the first Business Day following the Disbursement Date with respect to any Disbursement to be reimbursed in Dollars, or the Applicable Time on the first Business Day following the Disbursement Date with respect to any Disbursement to be reimbursed in an Alternative Currency (the "Disbursement Due Date"), the Borrower shall be obligated to reimburse the Administrative Agent, for the account of the Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit, together with interest thereon at the rate per annum otherwise applicable to Revolving Loans (made as Base Rate Loans) from and including the Disbursement Date to but excluding the Disbursement Due Date and, thereafter (unless such Disbursement is converted into a Base Rate Loan on the Disbursement Due Date), at a rate per annum equal to the rate per annum then in effect with respect to overdue Revolving Loans (made as Base Rate Loans) pursuant to
         Section 3.2.2 for the period from and including the Disbursement Due Date to but excluding the date of such reimbursement. In the case of a Letter of Credit denominated in an Alternative Currency, the Borrower shall reimburse the Issuer in such Alternative Currency unless (a) the Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars or (b) in the absence of any such requirement for reimbursement in Dollars, the Borrower will have notified the Issuer promptly following receipt of the notice of drawing that the Borrower will reimburse the Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the Issuer shall notify the Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Notwithstanding anything preceding in this Section 2.6.2 to the contrary, if no Default shall have then occurred and be continuing and the Disbursement was not made after the Stated Maturity Date, unless the Borrower has notified the Administrative Agent no later than one Business Day prior to the Disbursement Due Date that it will reimburse the Issuer for the applicable Disbursement, then the amount of the Disbursement shall be deemed to be a Revolving Loan (expressed in Dollars in the amount of the Dollar Equivalent thereof in case of a Letter of Credit denominated in an Alternative Currency) constituting a Base Rate Loan and following the giving of notice thereof by the Administrative Agent to the Lenders, each Lender (other than the Issuer) will deliver to the Issuer on the Disbursement Due Date Same Day Funds in Dollars in an amount equal to such Lender's Percentage of such Revolving Loan. Each conversion of Disbursement amounts into Revolving Loans shall constitute a representation and warranty by the Borrower that on the date of the making of such Revolving Loan all of the statements set forth in Section 5.2.1 are true and correct.

         (v) Section 2.6.3 of the Credit Agreement is hereby amended to read as follows:

                  Section 2.6.3 Reimbursement. The obligation (a "Reimbursement Obligation") of the Borrower under Section 2.6.2 to reimburse the Issuer with respect to each Disbursement (including interest thereon) not converted into a Base Rate Loan pursuant to Section 2.6.2, and, upon the failure of the Borrower to reimburse the Issuer and the giving of notice thereof by the Administrative Agent to the Lenders, each Lender's obligation under Section 2.6.1 to reimburse the Issuer or fund its Percentage of any Disbursement converted into a Base Rate Loan, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or such Lender, as the case may be, may have or have had against the Issuer or any such Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate) any Disbursement being made after the Stated Maturity Date or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided, however, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrower or such Lender, as the case may be, to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer

         (w) Section 2.6.5 of the Credit Agreement is hereby amended to read as follows:

                  Section 2.6.5. Nature of Reimbursement Obligations. The Borrower and, to the extent set forth in Section 2.6.1, each Lender, shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuer (except to the extent of its own gross negligence or willful misconduct) shall not be responsible for:

                           (a) the form, validity, sufficiency, accuracy,
                  genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                           (b) the form, validity, sufficiency, accuracy,
                  genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

                           (c) failure of the beneficiary to comply fully with
                  conditions required in order to demand payment under a Letter of Credit;

                           (d) errors, omissions, interruptions or delays in
                  transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise;

                           (e) any adverse change in the relevant exchange rates
                  or in the availability of the relevant Alternative Currency to the Borrower or in the relevant currency markets generally; or

                           (f) any loss or delay in the transmission or
                  otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

         None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer or any Lender. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon the Borrower, each other Obligor and each such Lender, and shall not put the Issuer under any resulting liability to the Borrower, any other Obligor or any Lender, as the case may be.

         (x) Section 3.3.3 of the Credit Agreement is hereby amended to read as follows:

                  Section 3.3.3. Letter of Credit Face Amount Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, a fee for each Letter of Credit for the period from and including the date of the issuance of such

         Letter of Credit to (but not including) the date upon which such Letter of Credit expires, at a rate per annum equal to the Applicable Margin for such day for Revolving Loans that are maintained as LIBO Rate Loans (but in no event less than $500) times the Dollar Equivalent of the daily maximum amount available to be drawn under such Letter of Credit. Such fee shall be payable by the Borrower in arrears on each Quarterly Payment Date, and on the Stated Expiry Date of such Letter of Credit, commencing on the first such date after the issuance of such Letter of Credit.

         (y) Section 3.3.4 of the Credit Agreement is hereby amended to read as follows:

                  Section 3.3.4 Letter of Credit Fronting Fee. The Borrower agrees to pay to the Administrative Agent, for the account of the Issuer, a fronting fee for each Letter of Credit equal to 0.125% per annum of the Dollar Equivalent of the face amount of such Letter of Credit (but in no event less than $500 payable at issue). Such fee shall be payable by the Borrower on the date that each Letter of Credit is issued or is renewed and, without duplication, on each anniversary of the date of issuance of such Letter of Credit so long as such Letter of Credit is outstanding. In addition, the Borrower shall pay directly to the Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and expenses of the Issuer related to letters of credit as from time to time in effect.

         (z) Section 4.8 of the Credit Agreement is hereby amended to read as follows:

                  Section 4.8. Payments, Computations, etc. Except as otherwise expressly provided herein, all payments by the Borrower pursuant to this Agreement or any other Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment. Except as otherwise expressly provided herein and except with respect to the payment of a drawing under a Letter of Credit denominated in an Alternative Currency, all payments by the Borrower required to be made hereunder shall be made to the Administrative Agent in Dollars, not later than 10:00 a.m., Denver time, on the date due, in Same Day Funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Except as otherwise expressly provided herein, all payments by the Borrower hereunder with respect to a drawing under a Letter of Credit denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the Issuer, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower in such Alternative Currency and in Same Day Funds no later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Funds received after either time set forth in the immediately preceding two sentences shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. If, for any reason, the Borrower is prohibited by any law, rule or regulation from making any required payment hereunder in an Alternative

         Currency, the Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent shall promptly remit Dollars in Same Day Funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (other than when calculated with respect to the Federal Funds Rate), 365 days or, if appropriate, 366 days); provided, however, in no event as a result of such computation shall interest exceed the Highest Lawful Rate. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period" with respect to LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment. All payments by the Borrower pursuant to this Agreement or any other Loan Document shall be made without setoff, deduction or counterclaim.

         (aa) Section 5.2 of the Credit Agreement is hereby amended to add
Section 5.2.3 thereto to read as follows:

                  Section 5.2.3. Alternative Currency Letters of Credit. In the case of a Letter of Credit to be denominated in an Alternative Currency, there shall not have occurred any material change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Issuer would make it impracticable for such Letter of Credit to be denominated in the relevant Alternative Currency.

         (bb) Section 6.9(b) of the Credit Agreement is hereby amended to read as follows:

                  (b) [INTENTIONALLY OMITTED.]

         (cc) Section 7.1.7 of the Credit Agreement is hereby amended to read as follows:

                  Section 7.1.7 Future Subsidiaries. Upon any Person becoming, after the First Amendment Effective Date, a Material Subsidiary of the Borrower (including pursuant to a Permitted Acquisition), or upon a Subsidiary of the Borrower that was previously not a Material Subsidiary becoming a Material Subsidiary, or upon the Borrower or any Subsidiary of the Borrower acquiring additional Capital Stock of any existing Material Subsidiary, the Borrower shall notify the Administrative Agent of such event, and

                           (a) the Borrower shall promptly (but in any event
                  within 30 days) cause each such Subsidiary that is both a U.S. Subsidiary and a Material Subsidiary to execute and deliver to the Administrative Agent, with counterparts for each Lender, a supplement to the Subsidiary Guaranty and a supplement to the Subsidiary Security Agreement, together with acknowledgment copies of all Form UCC-1 Financing Statements executed and delivered by such Material Subsidiary naming it as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, filed under the UCC, of all jurisdictions as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Subsidiary Security Agreement; and

                           (b) the Borrower shall promptly deliver, or cause to
                  be delivered, to the Administrative Agent under a Pledge Agreement (or a supplement thereto) certificates (if any) representing all of the issued and outstanding shares of Capital Stock of any such Subsidiary that is a Material Subsidiary owned by the Borrower or any U.S. Subsidiary of the Borrower, as the case may be, along with undated stock powers for such certificates, executed in blank, or, if any securities subject thereto are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that appropriate book entries have been made in the relevant books or records of the issuer of such securities, or other appropriate steps shall have been taken under Applicable Law resulting in the perfection of the security interest granted in favor of the Administrative Agent pursuant to the terms of such Pledge Agreement;

         together, in each case, with such opinions, in form and substance and from counsel reasonably satisfactory to the Administrative Agent, as the Administrative Agent may reasonably require; provided, however, that notwithstanding the foregoing, no Non-U.S. Subsidiary shall be required to execute and deliver a supplement to the Subsidiary Guaranty or a supplement to the Subsidiary Security Agreement, nor will the Borrower or any U.S. Subsidiary of the Borrower be required to deliver a pledge pursuant to a Pledge Agreement or a supplement thereto in excess of 65% of the outstanding voting stock of any Non-U.S. Subsidiary.

         (dd) Section 7.1.8 of the Credit Agreement is hereby amended to read as follows:

                  Section 7.1.8 Future Leased Property.

                           (a) Prior to entering into any new lease of real
                  property or renewing any existing lease of real property following the Agreement Effective Date, the Borrower shall, and shall cause each of its U.S. Subsidiaries to, use its best efforts (which shall not require the expenditure of cash or the making of any material concessions under the relevant lease) to deliver to the Administrative Agent a Waiver executed by the lessor of any real property that is to be leased by the Borrower or such U.S. Subsidiary for a term in excess of one year in any state which by statute grants such lessor a "landlord's" (or similar) Lien which is superior to the Administrative Agent's, to the extent the value of any personal property of the Borrower or its U.S. Subsidiaries to be held at such leased property exceeds (or it is anticipated that the value of such personal property will, at any point in time during the term of such leasehold term, exceed) $10,000,000.

                           (b) [INTENTIONALLY OMITTED]

         (ee) Section 7.1.11 of the Credit Agreement is hereby amended to read as follows:

                  Section 7.1.11 [INTENTIONALLY OMITTED]

         (ff) Section 7.2.2 of the Credit Agreement is hereby amended to read as follows:

                  Section 7.2.2. Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

                           (a) Indebtedness in respect of the Credit Extensions
                  and other Obligations;

                           (b) until the Agreement Effective Date, Indebtedness
                  identified in Item 7.2.2(b) of the Disclosure Schedule;

                           (c) Indebtedness existing as of the Agreement
                  Effective Date which is identified in Item 7.2.2(c) of the Disclosure Schedule;

                           (d) Hedging Obligations of the Borrower or any of its
                  Subsidiaries in respect of the Loans;

                           (e) Indebtedness in an aggregate principal amount not
                  to exceed at any time outstanding 15% of Net Worth which is incurred by the Borrower or any of its Subsidiaries (x) to a vendor of any assets permitted to be acquired pursuant to
                  Section 7.2.7 to finance its acquisition of such assets or (y) in respect of Capitalized Lease Liabilities to the extent permitted by Section 7.2.7;

                           (f) unsecured Indebtedness incurred in the ordinary
                  course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

                           (g) Indebtedness not to exceed $25,000,000
                  (individually or in the aggregate) incurred in accordance with clause (g) of Section 7.2.5, including seller notes and assumed Indebtedness of Persons acquired;

                           (h) Indebtedness of the Borrower to any Subsidiary of
                  the Borrower, or Indebtedness of any Subsidiary of the Borrower to the Borrower or to any Subsidiary of the Borrower, provided that any such Indebtedness that is owed by the Borrower, any Subsidiary Guarantor or any Subsidiary whose Capital Stock is pledged pursuant to a Pledge Agreement to a Subsidiary that is not a Subsidiary Guarantor, shall be subordinated to the payment of the Obligations in form and substance satisfactory to the Administrative Agent;

                           (i) Indebtedness which is Refinancing Debt of the
                  Borrower or its Subsidiaries;

                           (j) Indebtedness in respect of letters of credit
                  issued for the account of Non-U.S. Subsidiaries not to exceed $2,000,000 in aggregate face amount;

                           (k) other unsecured Indebtedness of the Borrower and
                  its Subsidiaries not to exceed $150,000,000 in aggregate amount outstanding at any time; provided that (i) on the date of issuance and after giving effect thereto (x) there is no Default or Event of Default and (y) the Borrower and its Subsidiaries are in compliance with the financial covenants contained in Section 7.2.4 computed on a pro forma basis as at the last day of the most recently ended Fiscal Quarter of the Borrower for which financial statements are available, and
                  (ii) no such unsecured Indebtedness shall have (w) a stated maturity prior to thirty days after the Stated Maturity Date,
                  (x) any scheduled amortization or mandatory prepayments or obligations to repurchase prior to thirty days after the Stated Maturity Date, or (y) any terms, covenants or provisions that (A) are more restrictive on the Borrower and its Subsidiaries or less favorable to the Lenders than this Agreement or (B) are not, in the opinion of the Administrative Agent, standard in public senior or subordinated debt issuances of companies of credit quality similar to the Borrower.

         Notwithstanding the foregoing, (x) no Indebtedness otherwise permitted by clause (e), (g), (i) or (k) may be incurred if, immediately prior to or upon the incurrence thereof, any Default shall have occurred and be continuing and (y) the aggregate amount of Indebtedness of all Non-U.S. Subsidiaries (excluding Indebtedness otherwise permitted by clauses (f) and (h)) outstanding at any time shall not exceed 2.5% of Net Worth.

         (gg) Clause (k) of Section 7.2.3 of the Credit Agreement is hereby amended to read as follows:

                  (k) Liens granted to secure payment of other Indebtedness permitted under Section 7.2.2 (excluding Indebtedness permitted under clause (k) of Section 7.2.2) in an aggregate amount at any time outstanding not to exceed 5% of Net Worth; provided that notwithstanding anything in this Section 7.2.3 to the contrary, in no event shall the aggregate amount of Indebtedness secured by Liens on assets of Non-U.S. Subsidiaries exceed 2.5% of Net Worth.

         (hh) Clauses (a) and (b) of Section 7.2.4 of the Credit Agreement are hereby amended to read as follows:

                  (a) Leverage Ratio. The Borrower will not permit the Leverage Ratio as of the end of any Fiscal Quarter ending (i) on or after the First Amendment Effective Date through and including March 31, 2007 to be greater than 3.25:1 and (ii) each Fiscal Quarter thereafter to be greater than 3.00:1.

                  (b) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter ending on or after the First Amendment Effective Date to be less than 3.00:1.

         (ii) Clause (g) of Section 7.2.5 of the Credit Agreement is hereby amended to read as follows:

                  (g) without duplication, Investments made by the Borrower or any of its Subsidiaries, which Investments shall result in the Borrower or the relevant Subsidiary acquiring (subject to Section 7.2.1) a majority controlling interest in the Person in which such Investment was made so that such Person becomes a Subsidiary of the Borrower or increasing any such controlling interest maintained by it in any such Person (such Investments are collectively referred to as "Permitted Acquisitions"); provided that (i) such Investment is not opposed by the board of directors or other similar governing body of the Person being acquired, and (ii) if after giving effect to such proposed Investment the Leverage Ratio is equal to or greater than 2.50:1, (y) the amount of such Investment at the time of incurrence (which shall include, without duplication, all consideration for such acquisition, including, but not limited to, Indebtedness assumed, incurred or guaranteed and the fair market value of any cash, property (including Capital Stock of the Borrower or any Subsidiary) or services given), does not exceed 15% of Net Worth as of the end of the Fiscal Quarter immediately preceding such proposed Investment, and (z) after giving effect to any such Investment, Availability is in an amount at least equal to $10,000,000; and

         (jj) The last paragraph of Section 7.2.6 of the Credit Agreement is hereby amended to read as follows:

                  Notwithstanding clauses (a) and (b) of this Section, (i) so long as no Default or Event of Default shall have occurred and be continuing or result therefrom and (ii) so long as after giving effect thereto, Availability is at least

         $10,000,000, the Borrower shall be entitled to make Restricted Payments in connection with the purchase of outstanding shares of its Capital Stock and fee payments to any of its Affiliates ("Permitted Payments")
         (A) if the Leverage Ratio is less than or equal to 2.50:1 both before and after giving pro forma effect to such Permitted Payment, in any amount; (B) if the Leverage Ratio is greater than 2.50:1 both before and after giving pro forma effect to such Permitted Payment (as evidenced by delivery of a pro forma Compliance Certificate to the Administrative Agent prior to any Permitted Payment if the amount of such proposed Permitted Payment is in excess of $5,000,000), in an aggregate amount of the excess of (x) $20,000,000 over (y) the aggregate amount previously expended to make Permitted Payments (the "Permitted Amount"); and (C) if the Leverage Ratio is less than or equal to 2.50:1 before but greater than 2.50:1 after giving pro forma effect to such Permitted Payment (as evidenced by delivery of a pro forma Compliance Certificate to the Administrative Agent prior to any Permitted Payment if the amount of such proposed Permitted Payment is in excess of $5,000,000), then to the extent that such Permitted Payment results in the Leverage Ratio being greater than 2.50:1, in an aggregate amount of the Permitted Amount until the Leverage Ratio is less than or equal to 2.50:1 as of the end of any fiscal quarter, and thereafter subsection (A) above shall apply.

         (kk) Section 7.2.7 of the Credit Agreement is hereby amended to read as follows:

                  Section 7.2.7 Capital Expenditures, etc. The Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year in excess of $100,000,000 in aggregate amount; provided, however, that to the extent the amount of Capital Expenditures permitted to be made in any Fiscal Year pursuant to this Section exceeds the aggregate amount of Capital Expenditures actually made during such Fiscal Year, such excess amount not to exceed $10,000,000 may be carried forward to (but only to) the next succeeding Fiscal Year (any such amount to be certified by the Borrower to the Administrative Agent in the Compliance Certificate delivered for the last Fiscal Quarter of such Fiscal Year).

         (ll) The first sentence of Section 9.3 of the Credit Agreement is hereby amended to read as follows:

                  Section 9.3. Exculpation. The Administrative Agent shall not be bound by or obliged to recognize any agreement among or between the Borrower and any Lender to which the Administrative Agent is not a party, regardless of whether the Administrative Agent has knowledge of the existence of any such agreement or the terms and provisions thereof (other than Rate Protection Agreements, the obligations in respect of which are secured by any Loan Documents); nor shall the Administrative Agent be responsible for any delay, error, omission or default of any mail, telegraph, cable or wireless agency or operator; nor shall the Administrative Agent be responsible for the acts of any governmental authority.

         (mm) Section 10.1(b) of the Credit Agreement is hereby amended to read as follows:

                  (b) modify this Section 10.1 or clause (a) of Section 10.10, change the definition of "Required Lenders", increase any Commitment Amount or the Percentage of any Lender, reduce any fees described in
         Article III, release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty (except pursuant to a disposition of such Subsidiary Guarantor in accordance with Section 7.2.8 or clause (b) of
         Section 7.2.9) or release all or substantially all of the collateral security (except as otherwise specifically provided in any Loan Document) or extend the Revolving Loan Commitment Termination Date, shall be made without the consent of each Lender directly and adversely affected thereby and, with respect to the release of any Subsidiary Guarantor or the release of all or substantially all of the collateral security (except as otherwise specifically provided in any Loan Document), without the consent of each holder of any Hedging Obligations under a Rate Protection Agreement directly and adversely affected thereby;

         (nn) Article X of the Credit Agreement is hereby amended by adding a new Section 10.21 thereto to read as follows:

                  Section 10.21. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under Applicable Law).

         (oo) Schedule II to the Credit Agreement is hereby amended to be in the form of Schedule II to this First Amendment, and (i) each New Lender's Revolving Loan Commitment and Commitment percentage as of the date hereof is set forth therein, (ii) each existing Lender whose Revolving Loan Commitment is changing is amended as provided therein and (iii) each existing Lender's Commitment percentage is amended as provided therein.

         (pp) Exhibit C, the Issuance Request, is hereby amended to be in the form of Exhibit F hereto.

         (qq) Exhibit F, the Compliance Certificate, is hereby amended to be in the form of Exhibit G hereto.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

         (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) (i) the Borrower has full power and authority to execute and deliver this First Amendment, the Revolving Loan Note payable to the order of each New Lender in the amount of each New Lender's Revolving Loan Commitment (the "New Notes"), the replacement Revolving Note payable to the order of each Lender in the amount of each Lender's Revolving Loan Commitment as established by this First Amendment, the replacement Swing Line Note payable to the order of the Swing Line Lender in the amount of the Swing Line Loan Commitment as increased by this First Amendment (collectively, the "Replacement Notes"), the First Amendment to Borrower Pledge Agreement (such agreement, substantially in the form of Exhibit H hereto, the "Borrower Pledge Amendment") and each other Loan Document to be delivered by it in connection with this First Amendment,
(ii) each other Obligor has full power and authority to execute and deliver this First Amendment, the First Amendment to Subsidiary Pledge Agreement (such agreement, substantially in the form of Exhibit A hereto, the "Subsidiary Pledge Amendment"), Supplement No. 1 to Subsidiary Guaranty (such agreement, substantially in the form of Exhibit B hereto, "Guaranty Supplement No. 1"), the Subsidiary Security Agreement (such agreement, substantially in the form of Exhibit C hereto, the "Additional Obligor Security Agreement"), the Subsidiary Pledge Agreement (such agreement, substantially in the form of Exhibit D hereto, the "Additional Obligor Pledge Agreement") and the First Amendment to Subsidiary Guaranty (such agreement, substantially in the form of Exhibit E hereto, the "Guaranty Amendment") (the Borrower Pledge Amendment, the Subsidiary Pledge Amendment, Guaranty Supplement No. 1, Additional Obligor Security Agreement, Additional Obligor Pledge Agreement and Guaranty Amendment are, collectively, the

"Supplemental Loan Documents") to which it is a party and each other Loan Document to be delivered by it in connection with this First Amendment, (iii) this First Amendment, the New Notes, the Replacement Notes, the Supplemental Loan Documents, and each other Loan Document delivered in connection with this First Amendment have been duly executed and delivered by the Borrower or other Obligor, as the case may be, and (iv) this First Amendment, the New Notes, the Replacement Notes, the Supplemental Loan Documents, each other Loan Document delivered in connection with this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower or other Obligor, as the case may be, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

         (d) neither the execution, delivery and performance of this First Amendment, the New Notes, the Replacement Notes, the Supplemental Loan Documents, any other Loan Document delivered in connection with this First Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with or contravene (i) any Organizational Document of the Borrower or any other Obligor, as the case may be, (ii) any law or governmental regulation or court decree or order binding on or affecting the Borrower or any other Obligor, as the case may be, that could reasonably be expected to have a Material Adverse Effect, or
(iii) any indenture, agreement or other instrument to which the Borrower or any other Obligor, as the case may be, or any of their respective property is subject, that could reasonably be expected to have a Material Adverse Effect; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained or made is required for the (i) due execution, delivery or performance by the Borrower or any other Obligor, as the case may be, of this First Amendment, the New Notes, the Replacement Notes, the Supplemental Loan Documents, or any other Loan Document delivered in connection with this First Amendment or (ii) the acknowledgment by any Subsidiary Guarantor of this First Amendment.

         3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective upon satisfaction or completion of the following:

         (a) the Administrative Agent shall have received counterparts of this First Amendment executed by the Lenders;

         (b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Subsidiary Guarantor;

         (c) the Administrative Agent shall have received each of the New Notes and Replacement Notes executed by the Borrower;

         (d) the Administrative Agent shall have received a certified resolution of the Board of Directors (or other similar governing body) of (i) the Borrower authorizing the execution, delivery and performance of this First Amendment, the New Notes, the Replacement Notes and the other Loan Documents to be executed and delivered by the Borrower in connection with this First Amendment and (ii) each other Obligor (other than an Additional Obligor) authorizing the execution, delivery and performance of the Supplemental Loan Documents and each other Loan Document to be executed and delivered by such Obligor in connection with this First Amendment;

         (e) the Administrative Agent shall have received from each Subsidiary described in Section (a) of Schedule 1 hereto (each such Subsidiary, an "Additional Obligor") a certificate, dated the date of the date of this First Amendment, of its Secretary or Assistant Secretary as to (i) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this First Amendment and each other Loan Document to be executed by it; (ii) the incumbency and signatures of those of its officers authorized to act with respect to this First Amendment, the Credit Agreement and each other Loan Document executed by it; and (iii) its Organizational Documents, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of such Additional Obligor canceling or amending such prior certificate;

         (f) the Administrative Agent shall have received from each Subsidiary described in Section (b) of Schedule 1 hereto a certificate, dated the date of this First Amendment, of its Secretary or Assistant Secretary as to its Organizational Documents, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of such Subsidiary canceling or amending such prior certificate;

         (g) the Administrative Agent shall have received an opinion of counsel to the Borrower and the other Obligors (including, subject to the last paragraph of this Section 3, foreign counsel, where applicable), in form and substance satisfactory to the Administrative Agent and its special counsel, with respect to matters set forth in Sections 2(c), (d) and (e) of this First Amendment and such other matters as the Administrative Agent or its special counsel may reasonably request;

         (h) the Administrative Agent shall have received in immediately available funds the fees to be paid pursuant to the Amendment Fee Letter;

         (i) the Administrative Agent shall have received in immediately available funds payment for all outstanding and invoiced reasonable legal fees and expenses of counsel to the Administrative Agent;

         (j) (i) the Administrative Agent shall have received counterparts of Guaranty Supplement No. 1, dated as of the date of this First Amendment, duly executed by an Authorized Officer of each Additional Obligor, and the Administrative Agent, (ii) the Additional Obligor Pledge Agreement, dated as of the date of this First Amendment, duly executed by an Authorized Officer of each Additional Obligor, together with the certificates evidencing all of the issued and outstanding shares of Capital Stock and any certificates evidencing interests in partnerships or limited liability companies of each Subsidiary of each Additional Obligor which is a corporation, partnership or limited liability company, as the case may be, which certificates shall in each case be accompanied by undated stock or other powers duly executed in blank and shall be pledged pursuant to the Additional Obligor Pledge Agreement (subject to the proviso of Section 5.1.6 of the Credit Agreement); (iii) the Subsidiary Pledge Amendment, dated as of the date of this First Amendment, duly executed by an Authorized Officer of each U.S. Subsidiary (other than the Additional Obligors) of the Borrower which in turn has any Subsidiaries, together with the certificates evidencing all of the issued and outstanding shares owned by such Person of Capital Stock which were not previously delivered to the Administrative Agent and any certificates evidencing interests in partnerships or limited liability companies of each such Subsidiary of such Person which is a corporation, partnership or limited liability company which were not previously delivered to the Administrative Agent, as the case may be, which shall be pledged pursuant to the Subsidiary Pledge Agreement, as amended by the Subsidiary Pledge Amendment, and which certificates shall in each case be accompanied by undated stock powers duly executed in blank (subject to the proviso of Section 5.1.6 of the Credit Agreement); (iv) the Additional Obligor Security Agreement, dated as of the date of this First Amendment, duly executed by an Authorized Officer of each Additional Obligor; and (v) all conditions to effectiveness of the Supplemental Loan Documents shall have been satisfied; and

         (k) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

                  Notwithstanding anything in this Section 3 to the contrary, any Capital Stock of a Non-U.S. Subsidiary and any documents or opinions related thereto required to be delivered pursuant to this
         Section 3 (collectively, "Foreign Collateral Documents") may be delivered up to 45 days after the date of this First Amendment. The failure to deliver the Foreign Collateral Documents within 45 days after the date of this First Amendment shall be a Default which if not cured with 30 days thereafter shall be an Event of Default.

         4. PURCHASE BY LENDERS. Simultaneously with the satisfaction of conditions of effectiveness set forth in Section 3 hereof, each Lender shall purchase or sell (as the case may be), without recourse, an amount of Loans and Letter of Credit Outstandings such that after giving effect to this First Amendment, the amount of each Lender's Revolving Loan Commitment under the Credit Agreement which has been utilized shall be pro rata among the Lenders in the proportion that their respective Revolving Loan Commitments bear to the Revolving Loan Commitment Amount as increased by this First Amendment. The Borrower shall be obligated to pay any funding losses pursuant to Section 4.4 of the Credit Agreement as a result of such purchases or sales by the Lenders. The parties hereto agree that the provisions of Section 10.11.1 of the Credit Agreement shall not be applicable to the addition of the New Lenders pursuant to this First Amendment. Each New Lender represents and warrants to the Administrative Agent as follows:

         (a) such New Lender hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with, to the extent requested by such New Lender, copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Credit Agreement Extensions thereunder;

         (b) such New Lender further confirms and agrees that in becoming a Lender and in making its Commitments and Credit Extensions under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by the Administrative Agent or any other Lender;

         (c) such New Lender represents and warrants that it is legally authorized to enter into and deliver this First Amendment and become a Lender under the Credit Agreement;

         (d) such New Lender has, independently and without reliance upon any other Lender, or the Administrative Agent, and based on such documents and information as it shall deem appropriate at the time, shall continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents and the other instruments and documents delivered in connection therewith; and

         (e) such New Lender agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article IX of the Credit Agreement).

         5. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

         (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

         6. COSTS, EXPENSES AND TAXES. In addition to the fees and expenses referred to in Sections 3(h) and (i) of this First Amendment, the Borrower agrees to pay on demand all out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

         7. SUBSIDIARY GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Subsidiary Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein and (ii) cover the Revolving Loan Commitment Amount, as increased by this First Amendment, (c) ratifies and confirms its obligations under its Subsidiary Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

         8. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

         9. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

         10. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

         11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

         IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

                                      W-H ENERGY SERVICES, INC.

                                      By:   /s/ Jeffrey L. Tepera
                                         ---------------------------------------
                                         Name:  Jeffrey L. Tepera
                                         Title: Vice President and Chief
                                                Financial Officer

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                      as Administrative Agent, as Swing
                                      Line Lender, as Issuer and as Lender

                                      By:   /s/ Eric R. Hollingsworth
                                         ---------------------------------------
                                         Name: Eric R. Hollingsworth
                                         Title: Vice President

                                      JPMORGAN CHASE BANK, NA,
                                      successor by merger with Bank One, NA, as Co-Syndication Agent and as a Lender

                                      By:     /s/ Dianne L. Russell
                                         ---------------------------------------
                                         Name:  Dianne L. Russell
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------

                                      THE BANK OF NOVA SCOTIA,
                                      as Co-Documentation Agent and as a Lender

                                      By:        /s/ V. H. Gibson
                                         ---------------------------------------
                                         Name:  V Gibson
                                                --------------------------------
                                         Title: Assistant Agent
                                                --------------------------------

                                      COMERICA BANK,
                                      as Co-Syndication Agent and as a Lender

                                      By:          /s/  Mona M. Foch
                                         ---------------------------------------
                                         Name:  Mona M. Foch
                                                --------------------------------
                                         Title: Senior Vice President - Texas
                                                Division
                                                --------------------------------

                                      CITIBANK TEXAS, N.A.,
                                      formerly known as First American Bank,
                                      S.S.B., as Managing Agent and as a Lender

                                      By:        /s/ Dale T. Wilson
                                         ---------------------------------------
                                         Name:  Dale T. Wilson
                                                --------------------------------
                                         Title: Senior Vice President
                                                --------------------------------

                                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                      as Co-Documentation Agent and as a Lender

                                      By:       /s/ Michael S. Hodges
                                         ---------------------------------------
                                         Name:  Michael S. Hodges
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------

                                      SCOTIABANC INC.

                                      By:      /s/ William E. Zarrett
                                         ---------------------------------------
                                         Name:  William E. Zarrett
                                                --------------------------------
                                         Title: Managing Director
                                                --------------------------------

                                      BANK OF SCOTLAND

                                      By:         /s/ Karen Weich
                                         ---------------------------------------
                                         Name:  KAREN WEICH
                                                --------------------------------
                                         Title: ASSISTANT VICE PRESIDENT
                                                --------------------------------

                                      DnB NOR BANK ASA

                                      By:         /s/ Peter M. Dodge
                                         ---------------------------------------
                                         Name:  PETER M. DODGE
                                                --------------------------------
                                         Title: SENIOR VICE PRESIDENT
                                                --------------------------------

                                      By:      /s/ Stig Kristiansen
                                         ---------------------------------------
                                         Name:  STIG KRISTIANSEN
                                                --------------------------------
                                         Title: VICE PRESIDENT
                                                --------------------------------

                                      HIBERNIA NATIONAL BANK

                                      By:    /s/ Stephen H. Birnbaum
                                         ---------------------------------------
                                         Name:  Stephen H. Birnbaum
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------

                                      NATEXIS BANQUES POPULAIRES

                                      By:     /s/ Louis P. Laville, III
                                         ---------------------------------------
                                         Name:  Louis P. Laville, III
                                                --------------------------------
                                         Title: Vice President and Group Manager
                                                --------------------------------

                                      By:      /s/ Daniel Payer
                                         ---------------------------------------
                                         Name:  Daniel Payer
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------

                                      REGIONS BANK,
                                      successor by merger with Union Planters
                                      Bank NA

                                      By:       /s/ B. Forrest Taylor
                                         ---------------------------------------
                                         Name:  B. Forrest Taylor
                                                --------------------------------
                                         Title: Sr. Vice President
                                                --------------------------------

                                      ACKNOWLEDGED AND AGREED:

AGRI-EMPRESA, INC.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


AGRI-EMPRESA TRANSPORTATION, INC.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


BOYD'S BIT SERVICE, INC.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


BOYD'S HOLDINGS, L.L.C.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


COIL TUBING SERVICES, L.L.C.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------

DIAMOND WIRELINE SERVICES, INC.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


DRILL MOTOR SERVICES, INC.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


DUTCH, INC.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


DYNA DRILL TECHNOLOGIES, INC.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


E. M. HOBBS, L.P.

By:  W-H Acquisitions, LLC


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------

GRINDING AND SIZING COMPANY, INC.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


INTEGRITY INDUSTRIES, INC.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


LSDI, L.P.

By:      Superior Lonestar GP, L.L.C.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


PATHFINDER ENERGY HOLDINGS, INC.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


PATHFINDER ENERGY, INC.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------

PATHFINDER MEXICO HOLDINGS, L.L.C.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


PATHFINDER ENERGY SERVICES HOLDINGS, INC.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


PATHFINDER ENERGY SERVICES, INC.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


PATHFINDER ENERGY SERVICES, LP

By:  Pathfinder Energy, Inc.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


PATHFINDER INTERNATIONAL, L.P.

By:  WHES Management, Inc.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------

PERF-O-LOG, INC.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


STG TRANSPORTATION, INC.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


SUPERIOR LONESTAR GP, L.L.C.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


SUPERIOR LONESTAR LP, L.L.C.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


SUPERIOR PACKAGING & DISTRIBUTION, L.P.

By: Superior Lonestar GP, L.L.C.


By:   /s/  Ernesto Bautista III
      ----------------------------------------------
Print Name:  Ernesto Bautista III
             ---------------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------

THOMAS ENERGY SERVICES, INC.


By:      /s/  Ernesto Bautista III
    ------------------------------------------------
Print Name:       Ernesto Bautista III
                  ----------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


U.S. CLAY, L.P.

By:  Agri-Empresa, Inc.


By:      /s/  Ernesto Bautista III
    ------------------------------------------------
Print Name:       Ernesto Bautista III
                  ----------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


W-H ACQUISITIONS, LLC


By:      /s/  Ernesto Bautista III
    ------------------------------------------------
Print Name:       Ernesto Bautista III
                  ----------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


W-H DRILLING SOLUTIONS, INC.


By:      /s/  Ernesto Bautista III
    ------------------------------------------------
Print Name:       Ernesto Bautista III
                  ----------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


W-H ENERGY FINANCING, L.P.

By:  WHES Management, Inc.


By:      /s/  Ernesto Bautista III
    ------------------------------------------------
Print Name:       Ernesto Bautista III
                  ----------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------

W-H ENERGY HOLDINGS, INC.


By:      /s/  Ernesto Bautista III
    ------------------------------------------------
Print Name:       Ernesto Bautista III
                  ----------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


W-H ENERGY HOLDINGS II, INC.


By:      /s/  Ernesto Bautista III
    ------------------------------------------------
Print Name:       Ernesto Bautista III
                  ----------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


W-H ENERGY SERVICES, L.P.

By:  WHES Management, Inc.


By:      /s/  Ernesto Bautista III
    ------------------------------------------------
Print Name:       Ernesto Bautista III
                  ----------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


WHES MANAGEMENT, INC.


By:      /s/  Ernesto Bautista III
    ------------------------------------------------
Print Name:       Ernesto Bautista III
                  ----------------------------------
Print Title: Vice President and Corporate Controller
             ---------------------------------------


WHES PARTNERS, INC.


By:      /s/  Kenneth T. White, Jr.
    ------------------------------------------------
Print Name:       Kenneth T. White, Jr.
                  ----------------------------------
Print Title: President
             ---------------------------------------

                                   Schedule 1

Section a

SUBSIDIARY                                         JURISDICTION OF ORGANIZATION
----------                                         ----------------------------
Pathfinder Energy Mexico Holdings, L.L.C.                    Delaware
Boyd's Holdings, L.L.C.                                      Delaware
Superior Lonestar GP, L.L.C.                                 Delaware
Superior Lonestar LP, L.L.C.                                 Delaware
LSDI, L.P.                                                   Delaware
Superior Packaging & Distribution, L.P.                      Delaware
W-H Energy Holdings II, Inc.                                 Delaware




Section b

SUBSIDIARY                                         JURISDICTION OF ORGANIZATION
----------                                         ----------------------------
W-H Energy de Mexico, S. de R.L. de C.V.                     Mexico
W-H Energy Servicios, S. de R.L. de C.V.                     Mexico
Boyd's Rental Tools Servicios S. de R.L. de C.V.             Mexico
Boyd's Rental Tools S. de R.L. de C.V.                       Mexico




                                   Schedule 1

                                                                     SCHEDULE II

    NOTICE INFORMATION; PERCENTAGES RELATING TO COMMITMENTS; LENDING OFFICES


BORROWER:

W-H ENERGY SERVICES, INC.
10370 Richmond Ave.
Suite 990
Houston, TX  77042
Telephone:  (713) 974-9071
Facsimile:  (713) 974-7029
Attn:  Jeffrey L. Tepera


ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION
Energy Group
1000 Louisiana, 3rd Floor
Houston, TX  77002
Telephone:  (713) 319-1350
Facsimile:  (713) 739-1087
Attn:  WH Energy Relationship Manager

LENDERS:                                                                    COMMITMENT PERCENTAGES:

WELLS FARGO BANK, NATIONAL ASSOCIATION                                      16.000000000%
Energy Group
1000 Louisiana, 3rd Floor
Houston, TX  77002
Telephone:  (713) 319-1350
Facsimile:  (713) 739-1087                                                  Commitment amount:
Attn:  WH Energy Relationship Manager                                       $60,000,000.00

COMERICA BANK                                                               10.666666667%
910 Louisiana, Suite 400
Houston, TX  77002
Telephone:  (281) 243-1442
Facsimile:  (713) 220-5651
Attn:  Mona Foch                                                            Commitment amount:
                                                                            $40,000,000.00

                                  Schedule II-1

JPMORGAN CHASE BANK, NA                                                     16.000000000%
600 Travis Street, 20th Floor
Houston, TX  77002
Telephone:  (713) 216-6603
Facsimile:  (713) 216-7794
Attn:  Dianne L. Russell                                                    Commitment amount:
                                                                            $60,000,000.00

THE BANK OF NOVA SCOTIA                                                     5.333333333%
600 Peachtree Street N.E., Suite 2700
Atlanta, GA  30308
Telephone:  (404) 877-1500
Facsimile:  (404) 888-8998
Attn:  William E. Zarrett                                                   Commitment amount:
                                                                            $20,000,000.00

SCOTIABANC INC.                                                             5.333333333%
600 Peachtree Street N.E., Suite 2700
Atlanta, GA  30308
Telephone:  (404) 877-1500
Facsimile:  (404) 888-8998
Attn:  William E. Zarrett                                                   Commitment amount:
                                                                            $20,000,000.00

DnB NOR BANK ASA                                                            6.666666667%
200 Park Avenue, 31st Floor
New York, NY  10166
Telephone:  (212) 681-3865
Facsimile:  (212) 681-3900
Attn:  Stig Kristiansen                                                     Commitment amount:
                                                                            $25,000,000.00

REGIONS BANK                                                                4.000000000%
5005 Woodway, Suite 110
Houston, TX  77056
Telephone:  (713) 426-7128
Facsimile:  (713) 426-7180
Attn:  Angie Castaneda                                                      Commitment amount:
       B. Forrest Taylor                                                    $15,000,000.00

CITIBANK TEXAS, N.A.                                                        10.666666667%
2000 W. Sam Houston
Parkway South, Suite 600
Houston, TX  77042
Telephone:  (713) 954-9562 x 135
Facsimile:  (713) 954-2053                                                  Commitment amount:
Attn:  Barb James                                                           $40,000,000.00
       Dale T. Wilson


                                  Schedule II-2

NATEXIS BANQUES POPULAIRES                                                  4.000000000%
Southwest Representative Office
333 Clay Street, Suite 4340
Houston, TX  77002
Telephone:  (713) 759-9409
Facsimile:  (713) 571-6165                                                  Commitment amount:
Attn:  Tanya McAllister                                                     $15,000,000.00

HIBERNIA NATIONAL BANK                                                      4.000000000%
313 Carondelet St. 10th Fl.
New Orleans, LA  70130
Telephone:  (504) 533-5354
Facsimile:  (504) 533-5434
Attn:  Sandra Margavio                                                      Commitment amount:
                                                                            $15,000,000.00

WACHOVIA BANK, NATIONAL ASSOCIATION                                         10.666666667%
201 S. College
Charlotte, NC
Telephone:  (704) 715-9645
Facsimile:  (704) 715-0099
Attn:  Crystal M. James                                                     Commitment amount:
                                                                            $40,000,000.00

BANK OF SCOTLAND                                                            6.666666667%
565 Fifth Avenue
New York, NY  10017
Telephone:  (212) 450-0877
Facsimile:  (212) 479-2806
Attn:  Karen Weich                                                          Commitment amount:
       Amena Nabi                                                           $25,000,000.00



                                  Schedule II-3

                                   Exhibit H